Exhibit 10.29
Tennessee Valley Authority
Coal Supply & Origination
1101 Market Street, MR 2A
Chattanooga, Tennessee 37402-2801
CONTRACT SUPPLEMENT

TO: Armstrong Coal Company, Inc.	Supplement No.	5
7701 Forsyth Boulevard - 10th Floor	Date	December 28, 2011
St. Louis, Missouri 63105	Group-Contract No.	635-40685
	Plant	Various
Attention: Mr. Martin Wilson
This confirms the discussion between Bill McNally, TVA, and Adam Anderson, Armstrong Coal Company, Inc., “(Armstrong) to amend Contract 635-40685 (the “Contract”) as set forth below.
1. The effective date of this Supplement is December 28, 2011 (the “Effective Date”).
2. As of the Effective Date, TVA is exercising its right under the Contract’s Subsection 2.1.1. as revised by Supplement No. 4 to decrease the Contract Year #4 (2012) Base Tonnage by ten percent (10%). For the sake of clarity, TVA’s Base Tonnage for Contract Year #4 (2012) will be reduced by 100,000 tons.

Year	Existing Commitment	New Commitment Under this Supplement
2012	1,000,000 tons	900,000 tons
All other terms and conditions of the contract remain unchanged.

Tennessee Valley Authority

By	/s/ Connie S. Gazaway
Connie S. Gazaway
Asset Management Specialist

/s/ Ray W. Popoynak
Ray W. Popoynak
Manager, Coal Acquisition
TVA RESTRICATED INFORMATION